WARRANT AGREEMENT

                        WARRANT AGREEMENT

     This WARRANT AGREEMENT (the "Warrant Agreement") is made and entered into as of the Initial Closing Date between VANGUARD
AIRLINES, INC., a Delaware corporation (the "Company"), and each
Warrant Holder (as hereinafter defined).

                             RECITALS

     WHEREAS, pursuant to the terms of a Confidential Private Placement Memorandum, dated as of August 16, 1996 (the "Placement Memorandum"), the Company is issuing up to an aggregate of $7,300,000 of units (each a "Unit" and, collectively, the "Units"), each Unit consisting of one share (each a "Share" and, collectively, the "Shares") of Common Stock, $0.001 par value of the Company (the "Common Stock") and one Redeemable Common Stock Purchase Warrant (each a "Warrant" and, collectively, the "Warrants") exercisable, subject to certain adjustments, into one share of Common Stock at an exercise price equal to the Unit Price (as hereinafter defined) multiplied by 1.2; and

     WHEREAS, the Warrant Holders are willing to have their rights with respect to the ownership of the Warrants and the Warrant Shares (as hereinafter defined) governed by the provisions of this Agreement.

     NOW, THEREFORE, in consideration of the above recitals, the mutual promises contained herein and for other good and valuable consideration, the parties hereto agree as follows:

     1. DEFINITIONS. The following words and terms shall have the following meanings:

     1.1 "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in Kansas
City, Missouri are required or authorized to be closed.

     1.2 "CODE" shall mean the Internal Revenue Code of 1986, as amended and supplemented from time to time, and shall include temporary, interim and permanent regulations of the United States
Treasury Department applicable thereunder.

     1.3 "COMPANY REDEMPTION" shall have the meaning ascribed to such term in Section 10(a) hereof.

     1.4  "EXERCISE PERIOD" shall have the meaning set forth in
Section 5.

     1.5 "EXERCISE PRICE" shall mean the Unit Price multiplied by 1.2.

     1.6 "INITIAL CLOSING DATE" shall mean the first date upon which the Company shall schedule a closing with respect to the purchase of Units by subscribers for Units.

     1.7 "QUALIFIED TRANSACTION" shall mean a public offering of capital stock by the Company or sale by the Company of all or substantially all of its stock or assets.

     1.8  "REDEMPTION PRICE" shall mean $0.05 per Warrant.

     1.9  "REGISTRATION RIGHTS AGREEMENT" shall mean that certain
Registration Right Agreement, dated as of the date hereof, among the Company and the holders of Warrant Shares.

     1.10 "UNIT PRICE" shall mean the closing bid price of the Company's Common Stock on the Nasdaq SmallCap Market (or any subsequent exchange or market on which the Company's Common Stock is traded) on August 16, 1996.

     1.11 "WARRANT HOLDER(S)" shall mean each subscriber of Units whose subscription is accepted by the Company and each permitted transferee of Warrants held by such subscriber.

     1.12 "WARRANT SHARES" shall mean any shares of Common Stock or other securities issuable upon exercise of the Warrants.

     2. ISSUANCE OF WARRANTS; FORM OF WARRANT. The Company will issue, sell and deliver a Warrant to each Warrant Holder upon execution of the Omnibus Signature Page. The text of the Warrant and the form of election to purchase shares to be attached thereto shall be substantially as set forth in Exhibit A attached hereto.

     3. REGISTERED FORM. The Warrant shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person.

     4. TRANSFER OF WARRANTS. The Warrant and Warrant Shares will not be transferable, in part or in whole, on the books of the Company except upon delivery of such Warrant or Warrant
Shares duly endorsed by the Warrant Holder or by his duly authorized attorney or representative and accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited with the Company in its discretion. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the persons entitled thereto. The Warrants may be exchanged at the option of the then Warrant Holder thereof, for another Warrant, or other Warrant of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person, unless the Warrant Holder or Warrant
Holders thereof shall furnish to the Company reasonably
       satisfactory evidence of compliance with the Securities Act of
1933, as amended (the "Act"), in accordance with the provisions of Section 12 of this Agreement.

     5. TERM OF WARRANTS; EXERCISE OF WARRANTS. Each Warrant entitles the Warrant Holder thereof to purchase one share of Common Stock at the Exercise Price at any time after August 20, 1996 (the "Effective Date") and before 5:00 p.m., prevailing Central Time, on August 19, 2001 (the "Expiration Date"). On the Expiration Date, all rights evidenced by the Warrants shall cease and the Warrants shall become void. The period from the Effective Date to the Expiration Date is sometimes hereinafter referred to as the "Exercise Period." The Exercise Price and the Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, pursuant to the provisions of Section 9 of this Agreement. Subject to the provisions of this Agreement, each Warrant Holder shall have the right, which may be exercised as set forth in such Warrants to purchase from the Company (and the Company shall issue and sell to such Warrant Holder) the number of fully paid and nonassessable shares of Common Stock specified in such Warrant, upon surrender to the Company, or its duly authorized agent, of such Warrants, with the form of election to purchase attached thereto duly completed and signed, and upon payment to the Company of the Exercise Price, as adjusted in accordance with the provisions of Section 9 of this Agreement, for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of such Exercise Price may be made in cash or by check payable to the order of the Company. Upon each surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrant Holder and (subject to receipt of evidence of compliance with the Act in accordance with the provisions of Section 12 of this Agreement) in such name or names as such Warrant Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants, together with cash, as provided in Section 11 of this Agreement, in respect of any fractional Warrant Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of Warrants and payment of the Exercise Price as aforesaid; provided, however, that if, at the date of surrender of such Warrants and payment of such Exercise Price, the transfer books for the Common Stock or other class of stock purchasable upon the exercise of such Warrants shall be closed, the certificates for the shares shall be issuable as of the next succeeding date on which such books shall be opened and until such date the Company shall be under no duty to deliver any certificate for such Warrant Shares; provide, further, that the transfer books, unless otherwise required by law, shall not be closed at any one time for a period longer than 20 days.

     6. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes, if any, attributable to the issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for Warrant Shares in a name other than that of the Warrant Holder.

     7. MUTILATED OR MISSING WARRANTS. In case any of the Warrants shall be mutilated, lost, stolen or destroyed, the Company may, in its discretion, issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant for the number of Warrants represented by the Warrant so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Warrant, and of the ownership thereof, and the indemnity, if requested, all satisfactory to the Company. An applicant for such substitute Warrants shall also comply with such other reasonable regulations and pay such other reasonable charges incidental thereto as the Company may prescribe.

     8. RESERVATION OF WARRANT SHARES, ETC. The Company shall at all times after the Effective Date keep reserved, out of the authorized and unissued Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants. The Company will keep a copy of this Warrant Agreement on file at its principal offices. All Warrants surrendered in the exercise of the rights thereby evidenced shall be cancelled, and such cancelled Warrants shall constitute sufficient evidence of the number of shares of Common Stock that have been issued upon the exercise of such Warrants. No shares of Common Stock shall be subject to reservation in respect of unexercised Warrants subsequent to the Expiration Date.

     9. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment from time to time upon the happening of certain events, as follows:

          (a) In ease the Company shall (a) declare a dividend on its Common Stock in shares of Common Stock or make a distribution in shares of Common Stock, (b) subdivide its outstanding shares of Common Stock into a greater number of shares, (e) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (d) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Warrant Holder of each Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this clause (i) shall become effective immediately after the effective date of such event retroactive to immediately after the record date, if any, for such event.

          (b) Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as provided in this Section 9, the Exercise Price shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

          (c) No adjustment in the Exercise Price and/or the number of Warrant Shares issuable upon exercise of the Warrants if such adjustment would result in a change in the Exercise Price of less than $0.05 per share (the "Adjustment Threshold Amount") or a change in the number of subject shares of less than one share. Any adjustment which is less than the Adjustment Threshold Amount and not made shall be carried forward and shall be made, together with any subsequent adjustments, at the time when (a) the aggregate amount of all such adjustments is equal to at least the Adjustment Threshold Amount or (b) the Warrant is exercised.

          (d) For the purpose of this Section 9, the term "shares of Common Stock" shall mean (a) the class of stock designated as the Common Stock of the Company at the date of this Agreement or (b) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to clause
(i) above, the Warrant Holders shall become entitled to purchase any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Warrant and the Exercise Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in clauses (i) and (ii), inclusive, above, and clauses (iv) through
(vii), inclusive, of this Section 9, and the provisions of Sections 5, 6, 8 and 15, with respect to the Warrant Shares, shall apply on like terms to any such other shares.

          (e) The Company may at its option, at any time during the term of the Warrants, reduce the then current Exercise Price to any amount deemed appropriate by the Board of Directors of the Company; provided, however, that in no event shall the Exercise Price be adjusted below the par value per share of the Common Stock.

          (f) In case of any consolidation or merger of the Company with or into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation (or an affiliate of such successor or purchasing corporation), as the case may be, agrees that each Warrant Holder shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of each Warrant the kind and amount of shares and other securities and property (including cash) which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had such Warrant been exercised immediately prior to such action. The provisions of this clause (v) shall similarly apply to successive consolidations, mergers, sales or conveyances.

          (g) Notwithstanding any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants pursuant to this Section 9 of Agreement, certificates for Warrants issued prior or subsequent to such adjustments may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

     10.  REDEMPTION OF WARRANTS.

          (a) The Company, at its option, may redeem all of the Warrants (a "Company Redemption") at the Redemption Price commencing on the Effective Date and at any time thereafter on forty-five (45) days prior notice to the Warrant Holders if the average closing bid price of the Common Stock on the Nasdaq SmallCap Market (or the last bid price on any subsequent exchange or market on which the Common Stock is traded) equals or exceeds the Exercise Price multiplied by two for any twenty (20) trading days within a period of thirty (30) consecutive trading days prior to notice of redemption.

          (b) On a Company Redemption Date, the Warrant Holder shall surrender the Warrant to the Company and the Company shall deliver payment of the Redemption Price in full, in cash or certified or cashier's check to the Warrant Holder.

     11. FRACTIONAL INTERESTS. The Company shall not be required to issue fractions of shares of Common Stock on the exercise of Warrants. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to the closing bid price of the Company's Common Stock as quoted on the Nasdaq SmallCap Market (or any subsequent exchange or market on which the Company's Common Stock is traded) on the date of exercise.

     12. RESTRICTIONS ON DISPOSITIONS. The Warrants and the Warrant Shares have not been registered under the Securities Act of 1933, as amended. The Warrant Holder represents and warrants to the Company that it understands that neither the Warrants nor the Warrant Shares may be transferred except pursuant to (i) an effective Registration Statement under the Act, or (ii) any available rule or exemption from registration under the Act permitting such disposition of securities and an opinion of counsel, reasonably satisfactory to counsel for the Company, that an exemption from such registration is available.

     13. CERTIFICATES TO BEAR LEGENDS. The Warrants shall be subject to a stop-transfer order and the certificate or certificates therefor shall bear the following legend:

     NEITHER THE WARRANTS REPRESENTED HEREBY NOR THE
     SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
     (THE "ACT), OR CERTAIN STATE SECURITIES LAWS, AND MAY
     NOT BE SOLD, OFFERED OR OTHERWISE TRANSFERRED, PLEDGED
     OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE
     AND THE COMPANY SHALL HAVE RECEIVED AN OPINION OF
     COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE
     COMPANY, THAT AN EXEMPTION FROM REGISTRATION UNDER THE
     ACT IS AVAILABLE.

     The Warrant Shares or other securities issued upon exercise of the Warrants shall be subject to a stop-transfer order and the certificate or certificates evidencing any such Warrant Shares or securities shall bear a legend in substantially the following form:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR CERTAIN STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT SUCH AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

     14. REGISTRATION RIGHTS AGREEMENT. Each Warrant Holder is entitled to the benefits of the Registration Rights Agreement and by purchases of the Units each Warrant Holder agrees to be bound by the terms of the Registration Rights Agreement.

     15. NOTICES TO WARRANT HOLDERS. Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Warrant Holders thereof the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company; provided, however, that in the event that a meeting of stockholders shall be called to consider and take action on a proposal for the voluntary dissolution of the Company, then and in that event the Company shall cause a notice thereof to be sent by first-class mail, postage prepaid, at least 10 days prior to the date fixed as a record date or the date of closing the transfer books in relation to such meeting, to each registered Warrant Holder of Warrants at such Warrant Holder's address appearing on the Warrants at such Warrant Holder's address appearing on the Warrant register; but failure to mail or to receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any action taken in connection with such voluntary dissolution. If such notice shall have been so given and if such a voluntary dissolution shall be authorized at such meeting or any adjournment thereof, then from and after the date on which such voluntary dissolution shall have been duly authorized by the stockholders, all other rights with respect thereto shall cease and terminate.

     16. NOTICES. Any notice pursuant to this Agreement to be given or made by the Warrant Holder of any Warrant to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed as follows:

     Vanguard Airlines, Inc.
     30 N.W. Rome Circle
     Mezzanine Level
     Kansas City International Airport
     Kansas City, MO 64153
     Attention:  Brian S. Gillman

     Notices or demands authorized by this Agreement to be given or made by the Company to the Warrant Holder of any Warrants and/or Warrant Shares shall be sufficiently given or made (except as otherwise provided in this Agreement) if sent by first-class mail, postage prepaid, addressed to such Warrant Holder at the address of such Warrant Holder as shown on the Warrant Register.

     Each such notice shall be effective if given by mail, three
(3) days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid.

     17. AMENDMENT. This Agreement may be amended only if the Company shall have obtained the prior written consent of the Warrant Holders. Each Warrant Holder at the time or thereafter outstanding shall be bound by any consent authorized by this
Section 17.

     18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts together shall constitute but one and the same instrument.

     19.  GOVERNING LAW. THIS AGREEMENT AND EACH WARRANT ISSUED
HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
THE SUBSTANTIVE LAWS OF THE STATE OF MISSOURI.

     20.  SIGNATURE. THIS WARRANT AGREEMENT WILL BE DEEMED TO
HAVE BEEN EXECUTED FOR ALL PURPOSES WHEN THE SUBSCRIBER SIGNS AND
DATES THE OMNIBUS SIGNATURE PAGE.

                  (Form of Warrant Certificate)

     NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR CERTAIN STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THEY ARE SO REGISTERED OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THIS COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, THAT SUCH AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

No. CW

                VOID AFTER 5:00 P.M. CENTRAL TIME

                        On August 26, 2001

                     VANGUARD AIRLINES, INC.

                       Warrant Certificate

     THIS CERTIFIES THAT for value received
_____________________, or registered assigns, is the registered holder of ____________ Warrants, each of which entitles the owner thereof to purchase any time after August 20, 1996 (the "Effective Date") until 5:00 P.M. prevailing Central Time on August 26, 2001 (the "Expiration Date"), one share of the common stock, par value $0.001 per share (the "Common Stock"), of Vanguard Airlines, Inc., a Delaware corporation (the "Company"), multiplied by the number of warrants set forth above, at an exercise price per share equal to the Unit Price, as defined in the Warrant Agreement ("Warrant Agreement") between the Company, the registered holder hereof and certain other holders of Warrant Certificates, dated as of the date hereof, multiplied by 1.2 (the "Exercise Price"), subject to certain adjustments, upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase duly executed. Upon the Expiration Date, all rights evidenced by this Warrant shall cease and the Warrants shall become void. The number of Warrants evidenced by this Warrant Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of the date of original issuance of the Warrants, based on the shares of Common Stock of the Company as constituted at such date. As provided in the Warrant Agreement referred to below, the Exercise Price and the number or kind of shares which may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

     This Warrant Certificate is subject to, and entitled to the benefits of, all of the terms, provisions and conditions of the Warrant Agreement which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitations of rights, duties and immunities hereunder of the Company and the holders of the Warrant Certificates. Copies of the Warrant Agreement are on file at the principal office of the Company.

     This Warrant Certificate, with or without other Warrant Certificates, upon surrender at the principal office of the Company, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor and date evidencing Warrants entitling the holder to purchase a like aggregate number of shares of Common Stock as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered entitled such holder to purchase. If this Warrant Certificate shall be exercised in part, the holder hereof shall be entitled to receive upon surrender hereof another Warrant Certificate or Warrant Certificates for the number of whole Warrants not exercised.

     No fractional shares of Common Stock will be issued upon the exercise of any Warrant or Warrants evidenced hereby, but in lieu thereof a cash payment will be made as provided in the Warrant
Agreement.

     No holder of this Warrant Certificate shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or, except as provided in the Warrant Agreement, to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised and the shares of Common Stock shall have become deliverable as provided in the Warrant Agreement.

     If this Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for the Company's Common Stock or other class of stock purchasable upon the exercise of this Warrant are closed for any purpose, the Company shall not be required to make delivery of certificates for shares purchasable upon such exercise until the date of the reopening of said transfer books.

     This Warrant Certificate may be redeemed under the circumstances described in the Warrant Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered on the date first set forth above.


                              ___________________________________
                              Robert J. McAdoo
                              Chairman, President & Chief
                              Executive Officer

                        FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Warrant Certificates.)

FOR VALUE RECEIVED ________________________________ hereby sells, assigns and transfers unto this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________________, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:_______________________, 199__    _________________________
                                        Signature


                              NOTICE

     The signature of the foregoing Assignment must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                             FORM OF
                       ELECTION TO PURCHASE

(To be executed if holder desires to exercise the Warrant
Certificate.)

TO VANGUARD AIRLINES, INC.:

The undersigned hereby irrevocably elects to exercise
_____________ Warrants represented by this Warrant Certificate to purchase the shares of Common Stock issuable upon the exercise of such ____________ Warrants and requests that certificates for such shares be issued in the name of:
_______________________________________.

Please insert social security or other identifying number:



                              ___________________________________
                              (Please print name and address)


                              ___________________________________
                                        Signature

                              (Signature must conform in all
                              respects to name of holder as
                              specified on the face of this
                              Warrant Certificate)

                  REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (the "Agreement") is entered into as of the Initial Closing Date (as hereinafter defined), by and among Vanguard Airlines, Inc., a Delaware corporation (the "Company"), and the Holders (as hereinafter defined).

                             RECITALS

     WHEREAS, pursuant to the terms of a Confidential Private Placement Memorandum, dated August 16, 1996 the Company is issuing up to $7,000,000 of units (each a "Unit" and, collectively, the "Units"), each consisting of one share (each a "Share" and, collectively, the "Shares") of Common Stock, $0.001 par value, of the Company (the "Common Stock") and one Redeemable Common Stock Purchase Warrant (each a "Redeemable Warrant" and, collectively, the "Redeemable Warrants"), exercisable, subject to certain adjustments, into one share of Common Stock (each a "Warrant Share" and, collectively, the "Warrant Shares") at an exercise price per share equal to the Unit Price (as hereinafter defined) multiplied by 1.2; and

     WHEREAS; as a condition to purchasing the Units, the Holders have requested that the Company extend to them registration rights as set forth below; and

     WHEREAS; the Company desires to extend certain rights herein, subject to the obligations provided for herein, in accordance with the terms of this Agreement;

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth in this Agreement, the Subscription Agreement and the Warrant Agreement, each of even date herewith, entered into by the Company and each of the Holders, the parties mutually agree as follows:

                            1. GENERAL

     1.1 DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

          "1934 ACT" means the Securities Exchange Act of 1934, as amended.

          "EQUITY SECURITIES" means (i) any stock or similar security of the Company, (ii) any security convertible, with or without consideration, into any stock or similar security (including any option to purchase such a convertible security),
(iii) any security carrying any warrant or right to subscribe to or purchase any stock or similar security or (iv) any such warrant or right.

          "FAMILY MEMBER" means a Holder's spouse, siblings, children, stepchildren and grandchildren.

          "FINAL PROSPECTUS" means an amended prospectus filed with the SEC pursuant to SEC Rule 424(b) of the Securities Act.

          "HOLDER" means any person owning of record Registrable
Securities.

          "INITIAL CLOSING DATE" means the first date upon which the Company shall schedule a closing with respect to the purchase of Units.

          "INITIATING HOLDERS" means the Holders of at least forty percent (40%) of the Registrable Securities then outstanding.

          "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

          "REGISTRABLE SECURITIES" means (i) the Shares; (ii) the Warrant Shares; and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities (i) sold by a person to the public either pursuant to a an effective registration statement or pursuant to Rule 144 (or any successor provision), (ii) sold in a private transaction in which the transferror's rights under Article 2 of this Agreement are not assigned or (iii) for which a disposition would not require registration or qualification under the Securities Act or any similar state law then in force, provided, however, that the Company has delivered new certificates for such securities not bearing a legend restricting further transfer. For the purposes of determining the holders of Registrable Securities hereunder on any date, the Redeemable Warrants shall be deemed to have been exercised as of such date to acquire the number of shares of Common Stock covered thereby.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

          "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          "SEC" or "COMMISSION" means the Securities and Exchange
Commission.

            2.  RESTRICTIONS ON TRANSFER; REGISTRATION

     2.1  RESTRICTIONS ON TRANSFER.

          (a) Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 2.1, provided and to the extent such Sections are then applicable and:

               (i)  There is then in effect a registration
statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (ii) Such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

          (b) Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is
(A) a partnership, to its partners in accordance with partnership interests, or (B) to the Holder's family member or trust for the benefit of an individual Holder, provided the transferee will be subject to the terms of this Section 2.1 to the same extent as if he were an original Holder hereunder.

          (c) Each Redeemable Warrant and each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in the Agreement):

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR CERTAIN STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY THAT SUCH AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

          (d) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

          (e) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

     2.2  DEMAND REGISTRATION.

          (a) Subject to the conditions of this Section 2.2, if the Company shall receive at any time after April 1, 1998, a written request from the Initiating Holders that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities, then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of Section 2.2(b), effect, as soon as practicable, the registration under the Securities Act of at least 25% of the Registrable Securities held by such Initiating Holder on a pro rata basis; provided, however, that the Company may register less than 25% of such Registrable Securities if the anticipated aggregate offering price, net of underwriting discounts and commissions, exceeds $5,000,000.

          (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in
Section 2.2(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the holders of registrable securities on a pro rata basis based on the number of registrable securities held by all holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

          (c) The Company shall not be obligated to effect more than two (2) registrations pursuant to this Section 2.2.

          (d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company no more than once in any one-year period.

          (e) All expenses incurred in connection with a registration pursuant to this Section 2.2 (excluding underwriters' discounts and commissions, which shall be paid by the selling Holders pro rata with respect to their included shares), including without limitation all registration, filing, qualification, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of a single counsel for the selling Holders, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.2 if the registration request is subsequently withdrawn, unless the withdrawal of the registration request results from either (a) intentional actions by the Company outside the normal course of business that materially reduce the feasibility of the registration proceeding, or (b) the discovery of information about the Company that was not known at the time of the Initiating Holders' request made pursuant to Section 2.2(a), and such information materially reduces the feasibility of the registration proceeding. If the Company is required to pay the registration expenses pursuant to this Section 2.2(e)(a) or (b), then the Holders shall not forfeit their rights pursuant to this
Section 2.2 to a demand registration.

     2.3  PIGGYBACK REGISTRATIONS.

          (a) The Company shall notify all Holders in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans and corporate reorganizations) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. Notwithstanding anything to the contrary, the foregoing shall not apply to any registrations occurring on or after the fifth anniversary of the Initial Closing Date.

          (b) If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the holders of registrable securities of the Company who are parties to the Amended and Restated Investors' Rights Agreement, dated August 24, 1994, on a pro rata basis based on the total number of registrable securities held by the parties thereto; and third, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, except that in no event shall the amount of securities of the selling Holders included in the registration be reduced below twenty percent (20%) of the total amount of securities included in such registration.

          (c) The Company shall bear all fees and expenses incurred in connection with any registration under this Section
2.3 (excluding underwriters' discounts and commissions, which shall be paid by the selling Holders pro rata with respect to their included shares), including without limitation all registration, filing, qualification, printers' and accounting fees, fees and disbursements of counsel to the Company, and the reasonable fees and disbursements of a single counsel to the selling Holders (which counsel shall also be counsel to the Company unless counsel to the Company has a conflict of interest with respect to the representation of any selling Holder or the underwriters object to the selling Holders representation by Company counsel).

     2.4 FORM S-3 REGISTRATION. In case the Company shall receive from the Holders of at least ten percent (10%) of the Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

          (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

          (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this
Section 2.4: (i) if Form S-3 is not available under the Securities Act or rules or regulations promulgated thereunder for such offering by the Holders, (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000, (iii) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4, provided that, such right to defer the filing may be exercised by the Company no more than once in any one-year period, (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 2.4, or (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

          (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All such expenses incurred in connection with registrations requested pursuant to this Section 2.4 shall be paid by the selling Holders pro rata with respect to their included shares, including without limitation all registration, filing, qualification, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of a single counsel for the selling Holder or Holders.

     2.5 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) Furnish, at the request of a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

     2.6 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

     2.7 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article II.

     2.8  INDEMNIFICATION.  In the event any Registrable
Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities
Act, the 1934 Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

          (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.8 exceed the net proceeds from the offering received by such Holder.

          (c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

          (d)  If the indemnification provided for in this
Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that, in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

          (e) The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the Final Prospectus, such indemnity agreement shall not inure to the benefit of any person obligated under the Securities Act to furnish to the person asserting the loss, liability, claim or damage a copy of the Final Prospectus if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

          (f) The obligations of the Company and Holders under this Section 2.9 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement, or otherwise.

     2.9 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this
Article II may be assigned by a Holder to a transferee or assignee of Registrable Securities; provided, however, that no such transferee or assignee shall be entitled to registration rights under Sections 2.2, 2.3 or 2.4 hereof unless such transferee or assignee: (i) is a Holder; (ii) holds after such transfer or assignment at least one hundred thousand (100,000) shares of Registrable Securities (as adjusted for stock dividends, splits and combinations); or (iii) is a Family Member or a subsidiary, parent, general partner, or limited partner of a Holder. In each such case, the Company shall, within twenty (20) days after such transfer, be furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned.

     2.10 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Article II may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of more than fifty percent (50%) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 2.10 shall be binding upon each Holder and the Company. By acceptance of any benefits under this
Article II, Holders hereby agree to be bound by the provisions hereunder.

     2.11 "MARKET STAND-OFF" AGREEMENT. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, a Purchaser shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Stockholder (other than those included in the registration) for a period specified by the underwriters not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act, provided, that all officers and directors of the Company and holders of at least ten percent (10%) of the Company's voting securities enter into similar agreements. The obligations described in this Section 2.11 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule
145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

                        3.  MISCELLANEOUS.

     3.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Missouri as applied to agreements among Missouri residents entered into and to be performed entirely within Missouri.

     3.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     3.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

     3.4 SEPARABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     3.5  AMENDMENT AND WAIVER.

          (a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of more than fifty percent
(50%) of the Registrable Securities.

          (b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of more than fifty percent (50%) of the Registrable
Securities.

     3.6 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

     3.7 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

     3.8 ATTORNEYS' FEES. If legal action is brought to enforce or interpret this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and legal costs in connection therewith.

     3.9 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     3.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     3.11 SIGNATURES.  THIS REGISTRATION RIGHTS AGREEMENT WILL BE
DEEMED TO HAVE BEEN EXECUTED FOR ALL PURPOSES WHEN THE SUBSCRIBER
SIGNS AND DATES THE OMNIBUS SIGNATURE PAGE.